4Q and Full Year 2024 February 18, 2025 Corporate Presentation

Forward Looking Statements & Safe Harbor Certain matters discussed in this press release are “forward-looking statements”. The Company may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the commercial success of the Company’s Sunosi®, Auvelity®, and Symbravo® products and the success of the Company’s efforts to obtain any additional indication(s) with respect to solriamfetol and/or AXS-05; the Company’s ability to maintain and expand payer coverage; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund the Company’s disclosed clinical trials, which assumes no material changes to the Company’s currently projected revenues or expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of the Company’s ongoing clinical trials, and/or data readouts, and the number or type of studies or nature of results necessary to support the filing of a new drug application (“NDA”) for any of the Company’s current product candidates; the Company’s ability to fund additional clinical trials to continue the advancement of the Company’s product candidates; the timing of and the Company’s ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, the Company’s product candidates, including statements regarding the timing of any NDA submission; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the successful implementation of the Company’s research and development programs and collaborations; the success of the Company’s license agreements; the acceptance by the market of the Company’s products and product candidates, if approved; the Company’s anticipated capital requirements, including the amount of capital required for the commercialization of Sunosi, Auvelity, and Symbravo and for the Company’s commercial launch of its other product candidates, if approved, and the potential impact on the Company’s anticipated cash runway; the Company’s ability to convert sales to recognized revenue and maintain a favorable gross to net sales; unforeseen circumstances or other disruptions to normal business operations arising from or related to domestic political climate, geo-political conflicts or a global pandemic and other factors, including general economic conditions and regulatory developments, not within the Company’s control. The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstance. This presentation contains statements regarding the Company’s observations based upon the reported clinical data. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. Axsome, Auvelity, Sunosi, Symbravo, and MoSEIC, are trademarks or registered trademarks of Axsome Therapeutics, Inc. or its affiliates. Except as with respect to Auvelity and Sunosi for their approved indications, the development products referenced herein have not been approved by the FDA.

Our Mission Develop and deliver transformative medicines for the hundreds of millions of people impacted by central nervous system conditions

We focus on therapeutic areas with critical gaps in care and a significant unmet need for new treatment options…

Psychiatry

Major Depressive Disorder

21M+	People in the U.S. live with MDD
	of patients fail to achieve remission from initial therapy

Alzheimer's Disease Agitation

4M+	people with Alzheimer's disease experience agitation
1	FDA-approved product

Smoking Cessation

34M+	adults in the U.S. currently smoke cigarettes
~70%	of smokers say they want to quit

ADHD

22M+	adults and children in the U.S. live with ADHD
	of adult ADHD patients do not receive any type of treatment

Binge Eating Disorder

7M+	people in the U.S. experience BED in their lifetime
2-3x	more likely to have psychiatric and medical comorbidities

Neurology

Obstructive Sleep Apnea

22M+	U.S. adults are affected by OSA
~80%	of patients remain undiagnosed

Migraine

39M+	adults in the U.S. suffer from migraine
>70%	of migraine sufferers are not fully satisfied with their current treatment

Narcolepsy

185K	people in the U.S. are affected by narcolepsy
~70%	of patients suffer from cataplexy

Fibromyalgia

17M+	people in the U.S. have fibromyalgia
>15	years since the last FDA-approved therapeutic

Shift Work Disorder

15M+	working Americans suffer from shift work disorder
0	new medications approved in nearly two decades

Potential to reach **>150M** people in the U.S. across 10 serious CNS conditions

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© Axsome Therapeutics, Inc.

…And lead in innovation to expand the therapeutic possibilities for CNS conditions Multi-mechanistic approaches Metabolic pharmacokinetic modulation Clinical trial innovation Molecular drug delivery First-in-class mechanisms of action

Well-positioned to deliver significant near- and long-term value to patients and shareholders through 2040s and beyond In-market innovations NDA-stage product candidates Phase 3 topline data readouts through 2026 New product/indication launches anticipated through 2027 Highly prevalent and/or difficult-to-treat CNS conditions 3 3 5 7 10 + + + +

Advancing an industry-leading neuroscience pipeline



Phase 1
Phase 2
Phase 3
NDA
Marketed
Psychiatry
Auvelity®
(dextromethorphan HBr and bupropion HCl) extended-release tablets 45mg/105mg
Major Depressive Disorder
AXS-05
(dextromethorphan-bupropion)
NMDA antagonist, sigma-1 agonist, and aminoketone CYP2D6 inhibitor
Alzheimer's Disease Agitation
FDA Breakthrough Therapy Designation
Smoking Cessation
Solriamfetol
DNRI , TAAR1 agonist, 5-HT1A agonist
Attention Deficit Hyperactivity Disorder
Major Depressive Disorder
Binge Eating Disorder
Neurology
SUNOSI.
(solriamfetol) CIV
EDS in Narcolepsy or OSA
SYMBRAVO®
(meloxicam and rizatriptan)
20 mg/10 mg tablets
Migraine
AXS-12 (reboxetine)
Highly selective NRI, dopamine mod.
Narcolepsy
FDA Orphan Drug Designation
AXS-14 (esreboxetine)
[S,S]-enantiomer of AXS-12
Fibromyalgia
Solriamfetol
DNRI , TAAR1 agonist, 5-HT1A agonist
Shift Work Disorder

NMDA = N-methyl-D-aspartate; CYP2D6 = Cytochrome P450 Family 2 Subfamily D Member 6; DNRI = Dopamine-norepinephrine reuptake inhibitor; TAAR1 = Trace amine-associated receptor 1; 5-HT = 5-Hydroxytryptamine; NRI = Norepinephrine reuptake inhibitor;
Please see full Prescribing Information for Auvelity, Sunosi, and Symbravo at www.Auvelity.com, www.Sunosi.com, and www.Symbravo.com, respectively.

© Axsome Therapeutics, Inc.

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$16.5B peak sales potential driven by current commercial and late-stage assets



Solriamfetol
BED
$0.5-$1B
AXS-12
Narcolepsy
$0.5-$1B
Solriamfetol
ADHD
$1-$3B
Solriamfetol
SWD
$0.3-$0.5B
SYMBRAVO®
(meloxicam and rizatriptan)
20 mg/10 mg tablets
$0.5-$1B
AXS-14
Fibromyalgia
$0.5-$1B
AXS-05
AD Agitation
$1.5-$3B
Auvelity®
(dextromethorphan HBr and bupropion HCl)
extended-release tablets 45mg/105mg
$1-$3B
SUNOSI.
(solriamfetol) CIV
$0.3-$0.5B
AXS-05
Smoking Cessation
$0.5-$1B
Solriamfetol
MDD
$1-$1.5B

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© Axsome Therapeutics, Inc.

2024 – Year of strong execution and continued transformation +88% Total net product revenue Delivered high double-digit revenue growth Driving Auvelity growth toward blockbuster potential with robust IP Expanded commercial portfolio with U.S. approval of Symbravo, third in-market innovation in three years Achieved multiple clinical milestones including five Phase 3 data readouts and three Phase 3 trial initiations Majority of novel pipeline products now in regulatory or commercial stages

4Q 2024 highlights Rapidly advancing late-stage pipeline Symbravo approved in the U.S. for the acute treatment of migraine with or without aura in adults 4Q 2024 total net product revenue of $118.4M Auvelity: $92.6M Sunosi: $26.2M FY 2024 total net product revenue of $385.7M Auvelity: $291.4M Sunosi: $94.3M 4Q and full year 2024 product revenue growth of +66% and +88%, respectively* $315.4M cash and cash equivalents as of December 31, 2024 Current cash expected to fund operations into cash flow positivity Successful completion of Ph 3 clinical program of AXS-05 in AD agitation announced; NDA submission anticipated in 2H 2025 Positive topline results of third Ph 3 trial of AXS-12 in narcolepsy announced; NDA submission anticipated in 2H 2025 Topline results of FOCUS and PARADIGM Ph 3 trials of solriamfetol in ADHD and MDD, respectively, on track for 1Q 2025 Topline results from EMERGE Ph 3 trial of Symbravo in migraine in patients with prior inadequate response to oral CGRP inhibitors on track for 1Q 2025 Expanding commercial success Financial strength and operational excellence *Product revenue growth vs. comparable periods in 2023

Key achievements in 2024 set the stage for multiple value-driving catalysts ahead 2025 & 2026 Clinical Trial Topline Results Clinical Trial Initiations & Progress Updates Symbravo approved in the U.S. for the acute treatment of migraine with or without aura in adults (January 2025) NDA submission for AXS-14 in fibromyalgia (1Q 2025) NDA submission for AXS-05 in Alzheimer’s disease agitation (2H 2025) NDA submission for AXS-12 in narcolepsy (2H 2025) Positive topline results from SYMPHONY Ph 3 trial of AXS-12 in narcolepsy (1Q 2024) Positive topline results from ENCORE Ph 3 trial of AXS-12 in narcolepsy (4Q 2024) Successful completion and results of Ph 3 clinical program of AXS-05 in Alzheimer’s disease agitation (4Q 2024) Initiated PARADIGM Ph 3 trial of solriamfetol in MDD (1Q 2024) Initiated ENGAGE Ph 3 trial of solriamfetol in BED (2Q 2024) Initiated SUSTAIN Ph 3 trial of solriamfetol in SWD (2Q 2024) EMERGE Ph 3 trial of AXS-07 in CGRP non-responders (1Q 2025) FOCUS Ph 3 trial of solriamfetol in ADHD (1Q 2025) PARADIGM Ph 3 trial of solriamfetol in MDD (1Q 2025) ENGAGE Ph 3 trial of solriamfetol in BED (2026) SUSTAIN Ph 3 trial of solriamfetol in SWD (2026) 2024 Regulatory Initiate Phase 2/3 trial of AXS-05 in smoking cessation (2025)

Net product revenue $118.8 $71.5 66% $385.7 $204.9 88% Auvelity net product sales $92.6 $49.0 89% $291.4 $130.1 124% Sunosi net product revenue* $26.2 $22.5 16% $94.3 $74.8 26% R&D expense $55.0 $30.8 79% $187.1 $97.9 91% SG&A expense $113.3 $86.8 31% $411.4 $323.1 27% 4Q and full year 2024 financial highlights 4Q 2024 4Q 2023 % change FY 2024 FY 2023 % change $ millions 4Q = Three months ended December 31; FY = Year ended December 31 ; *Includes royalty revenue associated with sales in out-licensed territories and excludes a one-time upfront license payment received from Pharmanovia in 1Q 2023

Cash Balance: (as of December 31, 2024) $315.4 M Debt (Face Value): (as of December 31, 2024) $180 M Market Cap: (as of February 14, 2025) $6.4 B Shares Outstanding: (as of December 31, 2024) 48.7 M Options, RSUs, and Warrants Outstanding*: 9.5 M Runway to reach cash flow positivity, based on the current operating plan Financial snapshot *Consists of 8.4 M options, 0.9 M RSUs, 0.08 M warrants, and 0.06 M ESPP as of December 31, 2024

Commercial Highlights

Building a leading commercial portfolio in CNS +87% Rx growth in 4Q +89% sales growth in 4Q +124% sales growth in 2024 MAJOR DEPRESSIVE DISORDER EDS IN NARCOLEPSY OR OSA MIGRAINE WITH OR WITHOUT AURA +16% Rx growth in 4Q +16% revenue growth in 4Q +26% revenue growth in 2024 Approved in the U.S. on January 30, 2025 Commercial launch anticipated in ~4 months EDS = Excessive daytime sleepiness; OSA = Obstructive sleep apnea Rx, sales, and revenue growth vs. comparable periods in 2023

Rapid acting NMDA receptor antagonist and sigma-1 receptor agonist for MDD1 Rapid remission as early as week 2, sustained and increased vs. control through week 63 Rapid symptom improvement starting at week 1, sustained at week 6 vs. placebo1 Novel and differentiated oral treatment for major depressive disorder in adults1,2 NMDA = N-methyl-D-aspartate; MDD = Major depressive disorder 1. Auvelity [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY; 2. Thomas, D. & Wessel, C. BIO (2017); 3. Iosifescu, D.V. et al. J Clin Psychiatry (2022)

Auvelity Growth driven by robust, growing underlying demand Source: Symphony METYS. Weekly TRx Launch to Date ~165,000 new patients and >32,000 unique writers since launch ~78% of all covered lives between commercial and government (Medicare and Medicaid) channels Key drivers of prescribing Auvelity – fast acting, lack of weight gain or sexual dysfunction, improved daily functioning and quality of life ~50% of prescriptions from 1st or 2nd line usage ~50% of patients start on Auvelity as a monotherapy (i.e., new patient or switch) TRx = Total prescriptions

Auvelity quarterly net sales performance 3Q 2024 net sales of $80.4M represents 113% year-over-year growth vs. 3Q 2023 FY 2024 net product sales of $291.4M represents 124% year-over-year growth +89%

First and only wakefulness promoting agent proven to improve wakefulness through 9 hours1 Improvements in cognitive functioning vs. placebo demonstrated in clinical trials 90% of patients reported feeling better with Sunosi 150 mg2 First and only DNRI approved for EDS associated with narcolepsy or OSA1 EDS = Excessive daytime sleepiness; OSA = Obstructive sleep apnea; DNRI = Dopamine-norepinephrine reuptake inhibitor 1. SUNOSI [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY; 2. Schweitzer, P.K. et al. Am J Resp Crit Care Med. (2019)

Continued success supported by strong fundamentals Sunosi Quarterly nTRx Launch to Date Source: Symphony METYS. nTRx normalizes number of pills in each Trx for 30-day period. ~81,000 new patients and >13,500 unique writers since initial launch ~83% of all covered lives between commercial and government channels High patient satisfaction for Sunosi – drivers include minimal or no side effects, low abuse potential, does not interfere with nighttime sleep, and durable reduction in daytime sleepiness >50% of patients who switch or add on to current treatment with Sunosi come from other WPA agents nTRx = Normalized total prescriptions

Sunosi quarterly net revenue performance 3Q 2024 net revenue of $24.4M represents 21% year-over-year growth vs. 3Q 2023 FY 2024 net product revenue of $94.3M represents 26% year-over-year growth +16%

Single, oral dose provided rapid migraine pain freedom and return to normal functioning within 2 hours1 Harnesses Axsome’s rapid absorption technology to target multiple pathways underlying a migraine attack Superior efficacy demonstrated across a broad range of migraine severity (mild, moderate, severe)1 Novel, multi-mechanistic approach for the acute treatment of migraine1 1. SYMBRAVO [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY

Positioning Symbravo for immediate impact and long-term growth 1. Symphony Health Claims, New to Brand Patients (2022-2023); 2. Lipton et al. Neurology (2015) Launch readiness High patient dissatisfaction due to limited efficacy and/or burdensome side effects >80% of patients discontinue their acute migraine treatment in the first 12 months1 Inadequate acute treatment is associated with increased risk of progression to chronic migraine2 Positive feedback from headache specialists highlight potential utility of Symbravo in different patient settings Unmet needs in migraine Sales force hiring underway Initial launch strategy prioritizing headache centers and headache specialists Actively engaged with payers across channels to ensure patient access Commercial availability anticipated in approximately 4 months

Development Pipeline

AXS-05 (dextromethorphan-bupropion)

Potentially first-in-class, best-in-class treatment for Alzheimer's disease agitation

In Alzheimer's disease, insoluble Aβ production and accumulation ***triggers secondary steps*** leading to synaptic loss and neuronal cell death[1,2]

Reductions in certain ***neurotransmitters*** are thought to contribute to cognitive and behavioral symptoms including agitation and aggression[1-4]

AXS-05 ***modulates the function*** of neurotransmitters implicated in Alzheimer's disease (glutamate, sigma-1, norepinephrine, and dopamine)[1-4]

Brain regions implicated in AD agitation[4]



Aβ generation
Oxidation
Glutamateric Excitotoxicity
Aβ aggregation
Inflammation
Tau hyperphosphorylation
Plaques with microglial activation
Neurofibrillary tangles
Neuronal cell death
Neurotransmitter deficits
Cognitive and Behavioral Abnormalities

AXS-05 pharmacological actions[5,6]

1. Cummings, J.L. *N Engl J Med.* (2004); 2. Querfurth, H.W. & LaFerla, F.M. *N Engl J Med.* (2010); 3. Porsteinsson, A.P. & Antonsdottir, I.M. *Expert Opin Pharmacother.* (2017); 4. Rosenberg, P.B., Nowrangi, M.A., & Lyketsos, C.G. *Mol Aspects Med.* (2015); 5. Stahl, S.M. *CNS Spectr.* (2019); 6. Cheng, W. et al. *Mol Med Rep.* (2015)

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© Axsome Therapeutics, Inc.

Alzheimer's disease (AD) agitation

Number of U.S. adults aged 65+ with Alzheimer's dementia expected to double by 2060[1]


14M
7M
2024
2030
2040
2050
2060

Alzheimer's disease (AD) is the most common form of dementia, affecting approximately ***7M*** people in the U.S.[1]

Agitation is reported in ***~70%*** of people with AD and is characterized by emotional distress, verbal and physical aggressiveness, disruptive irritability, and disinhibition[1,2]

AD agitation is associated with accelerated cognitive decline, increased caregiver burden, and increased mortality[3]

1. Alzheimer's Association (2024); 2. Tractenberg, R.E. et al. *J Neuropsychiatry Clin Neurosci.* (2002); 3. Porsteinsson, A.P. & Antonsdottir, I.M. *Expert Opin Pharmacother.* (2017)

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© Axsome Therapeutics, Inc.

Statistically significant and clinically meaningful improvements in Alzheimer’s disease agitation CMAI = Cohen-Mansfield Agitation Inventory p=0.069 p=0.007 p=0.010 0 Weeks from Randomization Probability of Freedom from Relapse (%) ACCORD-2 100 75 50 25 0 2 4 6 8 10 12 14 16 18 20 22 24 26 + Censored Log-Rank p-value: 0.001 AXS-05 Placebo Hazard Ratio for Time to Relapse Hazard Ratio (95% CI) 0.276 (0.119-0.641) p-value 0.001 New Drug Application (NDA) submission anticipated 2H 2025

70% of smokers want to quit2 Only 3-5% who attempt to quit without assistance are successful for 6-12 months2 Smoking cessation Single largest cause of preventable disease and death in the U.S., accounting for nearly 1 in 5 deaths1 Associated with over $300 billion in annual costs in the U.S.1 ~34M adults in the U.S. smoke cigarettes, ~50% of whom live with a smoking-related disease1 1. U.S. Department of Health and Human Services (2020); 2. Hughes J.R. et al. Addiction (2004)

Solriamfetol Phase 3 development programs

Solriamfetol			
ADHD	**MDD**	**BED**	**SWD**
FOCUS *Phase 3 (N=450)*	**PARADIGM** *Phase 3 (N=300)*	**ENGAGE** *Phase 3 (N=450)*	**SUSTAIN** *Phase 3 (N=450)*
• Efficacy and safety of solriamfetol vs. placebo in adults with attention deficit hyperactivity disorder • 6-week, double-blind, randomized, placebo-controlled, parallel group trial • Trial in pediatric patients planned	• Efficacy and safety of solriamfetol vs. placebo in adults with major depressive disorder • 6-week, double-blind, randomized, placebo-controlled, parallel group trial	• Efficacy and safety of solriamfetol vs. placebo in adults with binge eating disorder • 12-week, double-blind, randomized, placebo-controlled, parallel group trial	• Efficacy and safety of solriamfetol vs. placebo in adults with shift work disorder • 12-week, double-blind, randomized, placebo-controlled, parallel group trial
Topline data 1Q 2025	***Topline data 1Q 2025***	***Topline data 2026***	***Topline data 2026***

ADHD = Attention deficit hyperactivity disorder; MDD = Major depressive disorder; BED = Binge eating disorder; SWD = Shift work disorder

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© Axsome Therapeutics, Inc.

Attention deficit hyperactivity disorder (ADHD)

Chronic neurobiological and developmental disorder affecting an estimated ~***22M*** people in the U.S.[1], including ~7M children aged 3-17 years old[2]

Characterized by a persistent pattern of inattention and/or hyperactive-impulsive behaviors[3]

Associated with significant impairment in social, academic, and occupational functioning and development[3]

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1. "Facts About ADHD in Adults." CDC (2024); 2. "Data and Statistics on ADHD." CDC (2024); 3. "Attention-Deficit/Hyperactivity Disorder." NIMH (2024)

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Evaluating solriamfetol as a potential treatment for ADHD Solriamfetol (150 mg) Solriamfetol (300 mg) Placebo 1:1:1 R Screening (5 weeks) Double-blind Phase (6 weeks) Follow-up (1 week) Baseline FOCUS Phase 3 Trial N=450 Key eligibility criteria 18-55 years of age with primary diagnosis of ADHD (DSM-5) Primary endpoint Change from baseline in AISRS score Preliminary clinical evidence in adult ADHD patients Solriamfetol targets neurotransmitter pathways in the brain implicated in ADHD Topline results from the FOCUS Phase 3 trial of solriamfetol in ADHD anticipated in 1Q 2025 AISRS = Adult ADHD Investigator Symptom Report Scale 1. Surman, C.B.H. et al. J Clin Psychiatry (2023)

Major depressive disorder (MDD)

>70% of patients experience only a partial improvement in symptoms with first-line standard of care

One of the most common mental disorders in the U.S., impacting ***~21M*** adults each year[1,2]

Serious and ***chronic mental health*** condition causing persistently low or depressed mood and a loss of interest or pleasure in daily activities, and may impair one's sleep, appetite, ability to concentrate, and/or self-worth[1]

1. "Major Depression." NIMH (2023); 2. Hasin, D.S. et al. *JAMA Psychiatry* (2018)

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Evaluating solriamfetol as a potential treatment for MDD

Phase 3 trial evaluating the effect of solriamfetol in MDD patients with and without EDS

The combination of monoamine reuptake inhibition and TAAR1/5-HT_{1A} agonism showed synergistic results in two mouse models of depression[1]

Topline results from the PARADIGM Phase 3 trial of solriamfetol in MDD anticipated in 1Q 2025

PARADIGM Phase 3 Trial


Screening
(5 weeks)
Baseline
Double-blind Phase
(6 weeks)
Follow-up
(1 week)
1:1 R
N=300
Solriamfetol (300 mg)
Placebo

Key eligibility criteria

- 18-65 years of age with confirmed diagnosis of moderate to severe MDD

Primary endpoint

- Change from baseline in MADRS score

EDS = Excessive daytime sleepiness; MADRS = Montgomery-Åsberg Depression Rating Scale; TAAR1 = Trace amine-associated receptor 1

1. Ren, X. et al. *Molecules* (2022)

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Binge eating disorder (BED)

~7 million people in the U.S. have BED[2]



BED is ***1.75x more common*** in women than in men[2]

Binge eating disorder (BED) is the most common eating disorder and is thought to involve issues with food reward processing, impulse control, and appetite regulation[1,2]

Unmet medical need associated with a 2- to 3-fold increased risk of psychiatric and medical comorbidities[3]



Solriamfetol's dopamine, norepinephrine, and TAAR1 mechanisms appear relevant to the pathophysiology of BED[4-6]

1. Kessler, R.M. et al. *Neurosci Biobehav Rev.* (2016); 2. Hudson, J.I. et al. *Biol Psychiatry* (2007); 3. McElroy, S.L. et al. *J Clin Psychiatry* (2020); 4. Giel, KL. et al. *Nat Rev Dis Primer* (2022); 5. Bello, N.T. & Hajnal, A. *Pharmacol Biochem Behav.* (2010); 6. Pruccoli et al. *Int J Mol Sci.* (2021)

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Evaluating solriamfetol as a potential treatment for BED

Solriafemtol's dopamine, norepinephrine, and TAAR1 mechanisms appear relevant to the pathophysiology of BED[1-3]

Topline results from the ENGAGE Phase 3 trial of solriamfetol in binge eating disorder anticipated in 2026

ENGAGE Phase 3 Trial


Screening
(4 weeks)
Baseline
Double-blind Phase
(12 weeks)
Follow-up
(1 week)
1:1:1 R
N=450
Solriamfetol (150 mg)
Solriamfetol (300 mg)
Placebo

Key eligibility criteria
- 18-55 years of age with diagnosis of BED (DSM-5)

Primary endpoint
- Change from baseline in days with binge eating episodes

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TAAR1 = Trace amine-associated receptor 1

1. Giel, K.E. et al. *Nat Rev Dis Primers* (2022); 2. Bello, N.T. & Hajnal, A. *Pharmacol Biochem Behav.* (2010); 3. Pruccoli et al. *Int J Mol Sci.* (2021)

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Shift work disorder (SWD)

~15 million U.S. workers may suffer from SWD

10-43% have SWD[1,3]

Approximately ***1 in 3 people*** working in the U.S. work an alternate shift[2]

Shift work disorder (SWD) is a combination of excessive sleepiness during wakefulness and persistent insomnia during daytime sleep when working outside a 7 a.m. to 6 p.m. workday[1]

Shift work has long been associated with multiple serious health complaints and a 23% greater risk of sustaining a work-related injury[4-5]

No new medications approved since 2007 and considerable residual sleepiness reported when medication is used[6]

1. Sateia, M.J. *Chest* (2014); 2. Alterman, T. et al. *Am J Ind Med.* (2013); 3. Wickwire, E.M. *Chest* (2017); 4. Smith, L. et al. *Lancet* (1994); 5. Akerstedt, T. & Wright, KP. *Sleep Med Clin.* (2009); 6. Czeisler, C.A. et al. *N Engl J Med.* (2005)

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Evaluating solriamfetol as a potential treatment for SWD Solriamfetol (150 mg) Solriamfetol (300 mg) Placebo 1:1:1 R Screening (1-4 weeks) Double-blind Phase (12 weeks) Follow-up (1 week) Baseline SUSTAIN Phase 3 Trial N=450 Key eligibility criteria 18-65 years of age with diagnosis of SWD (ICSD-2 or ICSD-3) Primary endpoint Change from baseline in CGI-C score Topline results from the SUSTAIN Phase 3 trial of solriamfetol in shift work disorder anticipated in 2026 CGI-C = Clinical Global Impression - Change

AXS-12 (reboxetine)

Novel pharmacological approach for the treatment of narcolepsy

Norepinephrine and dopamine play ***important roles*** in sleep-wake regulation (both) and in maintaining muscle tone during wakefulness (norepinephrine)[1-3]

The loss of orexin input ***inhibits the production*** of these neurotransmitters[1,2]

- Decreased norepinephrine signaling is thought to contribute to cataplexy, EDS, and cognitive impairment[1,4-7]
- Decreased dopamine signaling is thought to contribute to EDS and cognitive impairment[1,4]

AXS-12 ***inhibits the reuptake*** of both neurotransmitters, improving both norepinephrine and cortical dopamine signaling in the brain



Wakefulness
Reduced: Excessive daytime sleepiness
Cortex
Hypocretin/orexin neurons (lost in narcolepsy)
Hypothalamus
Amygdala
Locus coeruleus (norepinephrine)
Spinal cord
Muscle tone
Reduced: Cataplexy
Neuron Projections
Norepinephrine
Hypocretin/orexin
Amygdala inhibitory

1. Szabo, S.T. et al. *Sleep Med Rev.* (2019); 2. Krahn, L.E., Zee, P.C., & Thorpy, M.J. *Adv Ther.* (2022); 3. Scammell, T.E. *N Engl J Med.* (2015); 4. Stahl, S.M & Grady, M.M. *J Clin Psychiatry* (2003); 5. Burgess, C.R. & Peever, J.H. *Curr Biol.* (2013); 6. Wu, M.F. et al. *Neuroscience* (1999); 7. Bruinstroop, E. et al. *J Comp Neurol.* (2012)

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© Axsome Therapeutics, Inc.

Narcolepsy Rare and debilitating neurological condition that affects approximately 185,000 people in the U.S.1 Characterized by cataplexy, excessive daytime sleepiness (EDS), hypnagogic hallucinations, sleep paralysis, and disrupted nocturnal sleep2-4 An estimated 70% of patients suffer from cataplexy, or the sudden reduction or loss of muscle tone while awake5 1. “About Narcolepsy.” Narcolepsy Network (2024); 2. Sateia, M.J. Chest (2014); 3. “Narcolepsy.” NINDS (2024); 4. España, R.A. & Scammell, T.E. Sleep (2011); 5. Swick, T.J. Nat Sci Sleep (2015)

Rate Ratio* p=0.007 p=0.006 p=0.031 p=0.031 p=0.018 *Ratio of change in the AXS-12 group divided by the ratio of change in the placebo group SYMPHONY Primary endpoint: Change from baseline in weekly cataplexy attacks Statistically significant reductions in cataplexy frequency CONCERT p<0.001 p=0.002 Baseline Week 1 Week 2 4.0 0.0 -4.0 -8.0 -12.0 -16.0 -20.0 Change in Weekly Cataplexy Attacks Change in Weekly Cataplexy Attacks New Drug Application (NDA) submission anticipated 2H 2025 New Drug Application (NDA) submission anticipated 2H 2025

Fibromyalgia pain is thought to be partially caused by dysregulated signaling in the descending analgesic system Norepinephrine, one of the key neurotransmitters in this pathway, has predominantly pain-inhibitory effects AXS-14 is a more potent and selective enantiomer of racemic reboxetine that inhibits the reuptake of norepinephrine, resulting in increased norepinephrine activity and decreased pain signaling AXS-14 (esreboxetine) Novel pharmacological approach for the management of fibromyalgia (FM) Adapted from Siracusa, R. et al. Int. J. Mol. Sci. (2021)

Fibromyalgia (FM) Chronic and debilitating neurological syndrome impacting ~17M people in the U.S.1 Characterized by widespread musculoskeletal pain, fatigue, disturbed sleep, depression, and cognitive impairment2 Limited treatment option with only 3 approved agents of variable and/or inadequate efficacy, with no novel therapeutics in over 15 years 1. Vincent et al. Arthritis Care Res (Hoboken) (2013); 2. Bair, M.J. & Krebs, E.E. Ann Intern Med. (2020)

Positive clinical data demonstrate statistically significant improvements in symptoms of fibromyalgia ~1,000 individuals with fibromyalgia dosed with esreboxetine across Phase 2 and Phase 3 clinical trials for up to 14 weeks Statistically significant and clinically meaningful reductions in pain scores, overall symptom severity, and improvements in patient-reported global functioning and fatigue p<0.001 p<0.001 p=0.025 Phase 3 Efficacy Results (N=1,122) p<0.001 p<0.001 p=0.023 NDA submission anticipated 1Q 2025

Strong intellectual property and barriers to entry Entered into a settlement agreement resolving all outstanding patent litigation related to Auvelity Settlement with only first filer for March 31, 2039 (with pediatric exclusivity) or September 30, 2038 (without pediatric exclusivity) >99 issued U.S. patents and >131 issued O.U.S. patents Claims extending to at least 2040; Multiple pending Proprietary MoSEICTM formulation and drug product formulation Protected by a robust patent estate extending out to at least 2042 >36 issued U.S. patents and >100 issued O.U.S. patents; Multiple pending Proprietary drug substance and drug product formulation Orphan Drug Designation 8 issued U.S. patents and >2 issued O.U.S. patents Claims extending to at least 2039; Multiple pending Proprietary drug substance and drug product formulation >140 issued U.S. patents and >93 issued O.U.S. patents Claims extending to at least 2034-43; Multiple pending Proprietary drug product formulation Multiple pending U.S. patents Proprietary drug substance and drug product formulation AXS-05 AXS-12 AXS-14

Leadership team Roger Jeffs, PhD CEO, Liquidia Corporation Former President, Co-CEO, Director United Therapeutics Corp. Prior positions at Amgen and Burroughs Wellcome Herriot Tabuteau, MD Founder & CEO Management Board of Directors Nick Pizzie, CPA, MBA Chief Financial Officer Mark Jacobson, MA Chief Operating Officer Hunter Murdock, JD General Counsel Ari Maizel Chief Commercial Officer Mark Saad CEO, NuLids, LLC Former COO of the Global Healthcare Group at UBS Mark Coleman, MD, Medical Director Medical Director, National Spine and Pain Centers Diplomat of the American Board of Anesthesiology Susan Mahony, PhD Former SVP of Eli Lilly and President Lilly Oncology Prior positions at BMS, Amgen and Schering-Plough Herriot Tabuteau, MD Chairman

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